FUND SYMBOLS	CLASS A	CLASS B	CLASS C	CLASS M	CLASS R	CLASS Y
	PGFFX	PGFOX	PGFDX	PGFMX	PGFRX	PGFYX

Putnam Global Financials Fund

Summary prospectus
12|30|09

A world of investing.℠

Putnam INVESTMENTS

Putnam Global
Financials Fund

Before you invest, you may wish to review the fund’s prospectus, which contains more information about the fund and its risks. You may obtain the prospectus and other information about the fund, including the statement of additional information (SAI) and most recent reports to shareholders, at no cost by visiting putnam.com/funddocuments, calling 1-800-225-1581, or e-mailing Putnam at funddocuments@putnam.com.

The fund’s prospectus and SAI, both dated 12/30/09, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders dated 8/31/09, are incorporated by reference into this summary prospectus.

Goal

Putnam Global Financials Fund seeks capital appreciation.

Fees and expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Putnam funds. More information about these and other discounts is available from your financial advisor and in How do I buy fund shares beginning on page 54 of the fund’s prospectus and in How to buy shares beginning on page II-I of the fund’s SAI.

Shareholder fees (fees paid directly from your investment)

		Maximum deferred
	Maximum sales	sales charge (load) (as
	charge (load)	a percentage of original
	imposed on purchases	purchase price or	Redemption fee (as
	(as a percentage of	redemption proceeds,	a percentage of total
Share class	offering price)	whichever is lower)	redemption proceeds)
Class A	5.75%	NONE*	1.00%
Class B	NONE	5.00%**	1.00%
Class C	NONE	1.00%	1.00%
Class M	3.50%	NONE*	1.00%
Class R	NONE	NONE	1.00%
Class Y	NONE	NONE	1.00%

Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)

		Distri-		Acquired	Total
		bution and		fund	annual
		service		operating	fund	Expense
	Manage-	(12b-1)	Other	expenses	operating	reimburse-	Net
Share class	ment fees	fees	expenses	***	expenses	ment	expenses^
Class A	0.70%	0.25%	2.36%	0.01%	3.32%	(1.78)%	1.54%
Class B	0.70%	1.00%	2.36%	0.01%	4.07%	(1.78)%	2.29%
Class C	0.70%	1.00%	2.36%	0.01%	4.07%	(1.78)%	2.29%
Class M	0.70%	0.75%	2.36%	0.01%	3.82%	(1.78)%	2.04%
Class R	0.70%	0.50%	2.36%	0.01%	3.57%	(1.78)%	1.79%
Class Y	0.70%	N/A	2.36%	0.01%	3.07%	(1.78)%	1.29%

* A deferred sales charge of 1.00% on class A shares and of 0.65% on class M shares may be imposed on certain redemptions of shares bought without an initial sales charge.

** This charge is phased out over six years.

*** Estimate of expenses attributable to the fund’s investments in other investment companies.

^ Reflects projected expenses under a new expense arrangement, under which Putnam Investment Management, LLC (Putnam Management) is contractually obligated through December 30, 2010 to limit certain other expenses of the fund to an annual rate of 0.20% of the fund’s average net assets. This obligation may be modified or discontinued by agreement between Putnam Management and the Board of Trustees at any time. The new expense arrangement also gives effect to changes in the fund’s investor servicing contract and changes in the allocation of certain expenses among the Putnam funds.

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Only the first year of each period in the example takes into account the expense reimbursement described above. Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years
Class A	$723	$1,381	$2,062	$3,866
Class B	$732	$1,376	$2,136	$3,995
Class B (no redemption)	$232	$1,076	$1,936	$3,995
Class C	$332	$1,076	$1,936	$4,156
Class C (no redemption)	$232	$1,076	$1,936	$4,156
Class M	$550	$1,318	$2,104	$4,153
Class R	$182	$929	$1,698	$3,719
Class Y	$131	$781	$1,455	$3,258

Portfolio turnover

The fund pays transaction-related costs when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the above example, affect fund performance. The fund’s turnover rate from its commencement of operations (12/18/08) through its fiscal year end (8/31/09) was 46%.

Investments, risks and performance

Investments

For this non-diversified fund concentrating in the financial industries, we invest mainly in common stocks (growth and value stocks or both) of large and midsize companies worldwide that we believe have favorable investment potential. Potential investments include commercial and investment banks, savings and loan organizations, brokerage and asset management firms, insurance companies and real estate investment trusts and real estate investment and development companies. We may consider, among other factors, a company’s valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. We may also use derivatives, such as futures, options, warrants and swap contracts, for both hedging and non-hedging purposes, and may engage in short sales of securities.

Risks

It is important to understand that you can lose money by investing in the fund.

The prices of stocks in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer or industry. Financial services companies may be affected by the availability and cost of capital; changes in interest rates, insurance claims activity, industry consolidation and general economic conditions; and reduced profitability from limitations on loans and interest rates and fees charged as a result of extensive government regulations. International investments traded in foreign currencies carry the risk of the adverse impact of exchange rates on values. International investments may carry risks associated with potentially less stable economies or governments, such as the risk of seizure by a foreign government, the imposition of currency or other restrictions, or high levels of inflation or deflation. Emerging-market securities can be illiquid. Our use of derivatives may increase these risks by, for example, increasing exposure or, in the case of many over-the-counter instruments, by being illiquid because of the potential inability to terminate or sell derivative positions. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Our policy of concentrating on a limited group of industries and the fund’s “non-diversified” status, which means the fund invests in fewer issuers, can increase the fund’s vulnerability to common economic forces and may result in greater losses and volatility. Our use of short selling may result in losses if the securities appreciate in value.

The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

Performance information for the fund will be available after the fund completes a full calendar year of operation.

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio managers

David Hilder, Analyst, Sector Team Leader, Portfolio manager of fund since 2008

David Morgan, Analyst, Portfolio manager of fund since 2008

Purchase and sale of fund shares

You can open an account, purchase and/or sell fund shares, or exchange them for shares of another Putnam fund by contacting your financial advisor or by calling Putnam Investor Services at 1-800-225-1581.

When opening an account, you must complete and mail a Putnam account application, along with a check made payable to the fund, to: Putnam Investor Services, P.O. Box 8383, Boston, MA 02266-8383. The minimum initial investment of $500 is currently waived, although Putnam reserves the right to reject initial investments under $500 at its discretion. There is no minimum for subsequent investments.

You can sell your shares back to the fund or exchange them for shares of another Putnam fund any day the New York Stock Exchange is open, either through your financial advisor or directly to the fund. Shares may be sold or exchanged by mail, by phone, or online at putnam.com. Some restrictions may apply.

Tax information

The fund normally distributes any net investment income and any net realized capital gains annually. These distributions may be taxed as ordinary income or as capital gains, unless the shares are held through a qualified retirement plan.

Financial intermediary compensation

If you purchase the fund through a broker/dealer or other financial intermediary (such as a bank or financial advisor), the fund and its related companies may pay that intermediary for the sale of fund shares and related services. Please bear in mind that these payments may create a conflict of interest by influencing the broker/dealer or other intermediary to recommend the fund over another investment. Ask your advisor or visit your advisor’s Web site for more information.

Additional information, including current performance, is available at putnam.com/funddocuments, by calling 1-800-225-1581, or by e-mailing Putnam at funddocuments@putnam.com.

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Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

NP 720 259193 12/09 Putnam Retail Management